UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------


         Date of Report (Date of earliest event reported): July 19, 2004
                                                           -------------


                          FOOTHILL INDEPENDENT BANCORP
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        0-11337                                        95-3815805
----------------------                     ---------------------------------
 (Commission File No.)                     (IRS Employer Identification No.)



                510 South Grand Avenue, Glendora California 91741
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)



               Registrant's telephone number, including area code:
                        (626) 963-8551 or (909) 599-9351
                       ----------------------------------



                                 Not Applicable
 ------------------------------------------------------------------------------
           (Former Name or Former Address if Changed Since Last Report





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  The following exhibit is filed as part of this report:

                  Exhibit 99.1: Press Release issued July 19, 2004, announcing the consolidated financial results of Foothill Independent Bancorp for the quarter and six months ended June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         On July 19, 2004, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter and six months ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

          In accordance with SEC Release Nos. 33-8216 and 34-47583, the information contained in this Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FOOTHILL INDEPENDENT BANCORP



Date:  July 19, 2004             By       /s/  CAROL ANN GRAF
                                     ----------------------------------------
                                          Carol Ann Graf
                                     Chief Financial Officer






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                                INDEX TO EXHIBITS



EXHIBIT NO.      DESCRIPTION
-----------      --------------------------------------------------------------

   99.1 Press Release issued on July 19, 2004 announcing results of operations for the quarter and six months ended June 30, 2004.